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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 1997

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                          KYSOR INDUSTRIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MICHIGAN                    1-8973                   38-1909000
     (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
      JURISDICTION               FILE NUMBER)            IDENTIFICATION NO.)
    OF ORGANIZATION)

           ONE MADISON AVENUE                            49601
             P.O. BOX 1000                             (ZIP CODE)
           CADILLAC, MICHIGAN
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                                 (616) 779-2200
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE.)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

  On March 8, 1997, K Acquisition Corp. ("Purchaser"), a Michigan corporation and an indirect wholly owned subsidiary of Scotsman Industries, Inc., a Delaware corporation ("Scotsman"), consummated its cash tender offer (the "Offer") for all outstanding shares of Common Stock, $1.00 par value, of Kysor Industrial Corporation, a Michigan corporation ("Kysor"), including the associated common share purchase rights issued pursuant to the Rights Agreement, dated as of April 26, 1996, as amended, between Kysor and Harris Trust and Savings Bank, as successor rights agent (collectively, the "Common Stock"), and all outstanding shares of Series A Convertible Voting Preferred Stock, $24.375 stated value per share together with the Common Stock, the "Shares"). Pursuant to the Offer, Purchaser acquired 6,372,673 Shares, or approximately 94% of the outstanding Shares. The Offer was made pursuant to the Agreement and Plan of Merger, dated February 2, 1997, as amended (the "Merger Agreement"), among Scotsman, Purchaser and Kysor.

  As contemplated by the Merger Agreement, on March 12, 1997, Purchaser was merged with and into Kysor (the "Merger"), with Kysor being the surviving corporation and an indirect wholly owned subsidiary of Scotsman (the "Surviving Corporation"). The Merger was effected pursuant to the "short-form" merger provisions of Section 450.1711 of the Michigan Business Corporation Act, as amended, without prior notice to, or any action by, any shareholder of Kysor. At the effective time of the Merger, each share of Common Stock that was issued and outstanding (other than shares of Common Stock owned by Kysor, Scotsman, Purchaser or any of their respective subsidiaries, which shares were automatically canceled and retired) was converted into the right to receive from the Surviving Corporation $43.00 in cash, without interest thereon.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) EXHIBITS:

    (1)Agreement and Plan of Merger, dated as of February 2, 1997, among Scotsman, Purchaser and Kysor. (Incorporated by reference from Exhibit 1 to Kysor's Schedule 14D-9 filed by Kysor with the Securities and Exchange Commission on February 7, 1997)

    (2)First Amendment to Agreement and Plan of Merger, dated as of March 7, 1997, among Scotsman, Purchaser and Kysor.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Kysor Industrial Corporation

                                                  /s/ Donald D. Holmes
                                          By: _________________________________
                                            Name: Donald D. Holmes
                                            Title: Vice President--Treasurer
                                                and Secretary

DATE: March 14, 1997

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